                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:

|_|     Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_|     Soliciting Material under Rule 14a-12

                                    SBE, INC.

                (Name of Registrant as Specified In Its Charter)

                                 Not applicable

     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)     Title of each class of securities to which transaction applies:

                ----------------------------------------------------------------

        (2)     Aggregate number of securities to which transaction applies:

                ----------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                ----------------------------------------------------------------

        (4)     Proposed maximum aggregate value of transaction:

                ----------------------------------------------------------------

        (5)     Total fee paid:

                ----------------------------------------------------------------


|_|     Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)     Amount Previously Paid:

                ----------------------------------------------------------------

        (2)     Form, Schedule or Registration Statement No.:

                ----------------------------------------------------------------

        (3)     Filing Party:

                ----------------------------------------------------------------

        (4)     Date Filed:

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


                                   [SBE LOGO]

                                    SBE, INC.
                          2305 CAMINO RAMON, SUITE 200
                           SAN RAMON, CALIFORNIA 94583


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 19, 2002

To The Stockholders Of SBE, INC.:

         Notice Is Hereby Given that the Annual Meeting of Stockholders of SBE, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, March 19, 2002 at 5:00 p.m. local time at the Company's offices at 2305 Camino Ramon, Suite 200, San Ramon, California, for the following purposes:

      1. To elect one director to hold office until the 2005 Annual Meeting of Stockholders.

      2. To approve the Company's 1992 Employee Stock Purchase Plan, as amended, to increase the number of shares of Common Stock reserved for issuance under such plan by 100,000 shares.

      3. To approve the Company's 1996 Stock Option Plan, as amended, to increase the number of shares of Common Stock reserved for issuance under such plan by 150,000 shares.

      4. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending October 31, 2002.

      5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on February 12, 2002, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                      By Order of the Board of Directors

                                      /s/ David W. Brunton
                                      ----------------------------------------
                                      David W. Brunton
                                      CHIEF FINANCIAL OFFICER, VICE PRESIDENT,
                                      FINANCE AND SECRETARY

San Ramon, California
February 18, 2002

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                    SBE, INC.
                          2305 CAMINO RAMON, SUITE 200
                           SAN RAMON, CALIFORNIA 94583

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 19, 2002

                 INFORMATION CONCERNING SOLICITATION AND VOTING
GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of SBE, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, March 19, 2002, at 5:00 p.m. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's offices at 2305 Camino Ramon, Suite 200, San Ramon, California. The Company intends to mail this proxy statement and accompanying proxy card on or about February 18, 2002, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

         The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by either agents, directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

         Only holders of record of Common Stock at the close of business on February 12, 2002 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to vote 3,546,141 shares of Common Stock.

         Each holder of record of Common Stock on the Record Date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 2305 Camino Ramon, Suite 200, San Ramon, California 94583, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy. Furthermore, if the shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote at the meeting, the stockholder must obtain from the record holder a proxy issued in the stockholder's name.

STOCKHOLDER PROPOSALS

         The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2003 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is October 21, 2002. Stockholder proposals or nominations for director that are not to be included in such proxy statement and proxy must be submitted between November 19, 2002 and December 19, 2002. Stockholders are also advised to review the Company's By-laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation and By-laws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

         The Board of Directors is presently composed of four members. Ronald J. Ritchie is currently a director of the Company who was previously elected by the stockholders and is the current director in the class whose term of office expires in 2002. If elected at the Annual Meeting, Mr. Ritchie would serve until the 2005 annual meeting and until his successor is elected and has qualified, or until his earlier death, resignation or removal.

         Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote on the matter at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. In the event that the nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. The person nominated for election has agreed to serve if elected and management has no reason to believe that he will be unable to serve.

         Set forth below is biographical information for the person nominated and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2005 ANNUAL MEETING

RONALD J. RITCHIE

         Mr. Ritchie, 61, has served as a director since 1997. From October 1999 to date, Mr. Ritchie has been president of Ritchie Associates, a business and management consulting firm. Mr. Ritchie served as Chairman of the Board of VXI Electronics, Inc., a supplier of power conversion components, from February 1998 until its acquisition by Celestica Inc. in September 1999. Mr. Ritchie was President and CEO of Akashic Memories Corporation, a firm supplying thin film hard disk media to manufacturers of disk drive products, from November 1996 to January 1998. Mr. Ritchie was President of Ritchie Associates, a business and management consulting firm, from May 1994 to November 1996. From August 1992 to April 1994, Mr. Ritchie was President and Chief Operating Officer of Computer Products, Inc., a supplier of power conversion components and system applications for the computer and networking industry. Prior to August 1992, Mr. Ritchie held President or senior executive positions at Ampex Corporation, Canaan Computer Corporation, Allied Signal Corporation and Texas Instruments. Mr. Ritchie also serves as director and interim Chief Executive Officer of PixTech, Inc. a provider of field emission displays to worldwide customers.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NAMED NOMINEE

DIRECTOR CONTINUING IN OFFICE UNTIL THE 2003 ANNUAL MEETING

WILLIAM B. HEYE, JR.

         Mr. Heye, 63, has served as President, Chief Executive Officer and a director of the Company since November 1991. From 1989 to November 1991, he served as Executive Vice President of Ampex Corporation, a manufacturer of high-performance scanning recording systems, and President of Ampex Video Systems Corporation, a wholly-owned subsidiary of Ampex Corporation and a manufacturer of professional video recorders and editing systems for the television industry. From 1986 to 1989, Mr. Heye served as Executive Vice President of Airborn, Inc., a manufacturer of components for the aerospace and military markets. Prior to 1986, Mr. Heye served in various senior management positions at Texas Instruments, Inc. in the United States and overseas, including Vice President and General Manager of Consumer Products and President of Texas Instruments Asia, Ltd., with headquarters in Tokyo, Japan.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2004 ANNUAL MEETING

RAIMON L. CONLISK

         Mr. Conlisk, 79, has served as a director since 1991 and has served as Chairman of the Board since December 1997. Since April 1994, Mr. Conlisk has served as Chairman of the Board of Directors of Exar Corporation ("Exar"), a manufacturer of integrated circuits for communication applications. Mr. Conlisk also has served as a director of Exar since 1985. From 1977 until his retirement in 1999, Mr. Conlisk was President of Conlisk Associates, a management consulting firm serving high-technology companies in the United States and foreign countries. From 1991 through 1998, Mr. Conlisk served as a director of XeTel Corporation, a contract manufacturer of electronic equipment. Mr. Conlisk was

President, from 1984 to 1989, and Chairman of the Board of Directors, from 1989 until retirement in June 1990, of Quantic Industries, Inc. ("Quantic"), a manufacturer of electronic systems and devices for aerospace, defense, and factory automation applications, and he served as a director of Quantic from 1970 until retirement. From 1970 to 1973 and from 1987 to 1990, Mr. Conlisk served as a director of the American Electronics Association.

RANDALL L-W. CAUDILL

         Dr. Caudill, 54, has served as a director since 1997. From January 1997 to date, Dr. Caudill has been President of Dunsford Hill Capital Partners, a consulting firm serving high-technology and biotechnology companies in the United States and abroad. From February 1993 to December 1996, Dr. Caudill served as Managing Director of the San Francisco corporate finance office of Prudential Securities, an investment banking firm. From June 1987 to February 1993, Dr. Caudill was Managing Director in charge of Prudential Securities' Mergers and Acquisitions Department, and he served as co-head of the Investment Banking department in 1991. Dr. Caudill serves as a director of: Northwest Biotherapeutics, Inc., a developer of prostate cancer diagnostic and therapeutic products; Ramgen Inc., an electric power generation company; VaxGen, Inc., a developer of HIV vaccines; and, Helix Bio Medix, Inc., a developer of therapeutic peptides.

BOARD COMMITTEES AND MEETINGS

         During the fiscal year ended October 31, 2001, the Board held four meetings and acted by unanimous written consent four times. The Board has an Audit Committee and a Compensation Committee, but does not have a nominating committee or any committee performing a similar function.

         The Audit Committee meets with the Company's independent auditors quarterly to review the results of the auditor's quarterly review of the Company's financial statements, and at year end, to review the annual audit; recommends to the Board the independent auditors to be retained; oversees the independence of the independent auditors; evaluates the independent auditors' performance; receives and considers the auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls; and performs other related duties delegated to such committee by the Board. The Audit Committee, which consists of three non-employee directors, Dr. Caudill, Mr. Conlisk and Mr. Ritchie, held four meetings during fiscal 2001. All members of the Company's Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the NASD listing standards). The Audit Committee has adopted a written charter that was filed as Appendix A to the definitive proxy statement filed with the Securities and Exchange Commission in connection with the Company's 2000 Annual Meeting of Stockholders.

         The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee, which consists of two non-employee directors, Messrs. Conlisk and Ritchie, held three meetings during fiscal 2001. Dr. Caudill also served as a member of the Compensation Committee during portions of fiscal 2001.

         During fiscal 2001, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the fiscal year.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS [1]

         The Committee has reviewed and discussed the audited financial statements of the Company for the year ended October 31, 2001. The Committee has also discussed the audited financial statements with management and PricewaterhouseCoopers LLP.

         The Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statements on Auditing Standards No. 61, Communication with Audit Committees, as amended.

         The Committee has discussed with PricewaterhouseCoopers LLP the auditor's independence from the Company and its management including the matters in the written disclosures required by the Independence Standards Board Standard No. 1. The Committee has also received the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1.

         Based on the foregoing discussions with management and PricewaterhouseCoopers LLP, the Committee has recommended to the Board, and the Board approved, the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the year ended October 31, 2001, to be filed with the Securities and Exchange Commission. The Committee and the Board also have recommended, subject to stockholder approval, the selection of the Company's independent auditors for the year ending October 31, 2002.

                                                Audit Committee Members:


                                                Randall L-W. Caudill
                                                Raimon L. Conlisk
                                                Ronald J. Ritchie







------------------------------------
1 The material in this report is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission (the "SEC"), and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                                   PROPOSAL 2

            APPROVAL OF 1992 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

         In January 1992, the Board adopted the 1992 Employee Stock Purchase Plan (the "Purchase Plan") authorizing the issuance of 100,000 shares of the Company's Common Stock. The stockholders of the Company approved the adoption of the Purchase Plan in March 1992. In September 1998, the Board amended the Purchase Plan increasing the aggregate number of shares authorized for issuance under the Purchase Plan to 200,000, and the stockholders subsequently approved such amendment. At October 31, 2001, an aggregate of 180,301 shares had been issued under the Purchase Plan and only 19,699 shares remained for the grant of future rights under the Purchase Plan.

         In December 2001, the Board adopted an amendment to the Purchase Plan to increase the number of shares of the Company's Common Stock authorized for issuance under the Purchase Plan by 100,000 shares, increasing the aggregate number of shares to 300,000. This amendment is intended to afford the Company greater flexibility in providing employees with stock incentives and ensures that the Company can continue to provide such incentives pursuant to the Purchase Plan at levels determined appropriate by the Board.

         Stockholders are requested in this Proposal 2 to approve the Purchase Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Purchase Plan, as amended.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL

           The essential features of the 1992 Employee Stock Purchase Plan, as amended, are outlined below:

PURPOSE

         The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board of Directors to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. Approximately 48 of the Company's approximately 49 employees are eligible to participate in the Purchase Plan.

         The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

ADMINISTRATION

         The Purchase Plan is administered by the Board, which has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the

Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary of the Company shall be eligible to participate in the Purchase Plan. The Board has the power to delegate administration of such plan to a committee of not less than two Board members. The Board may abolish any such committee at any time and revest in the Board the administration of the Purchase Plan.

OFFERINGS

         The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. Generally, each such offering is of six months' duration.

ELIGIBILITY

         Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated from time to time by the Board) on the first day of an offering period is eligible to participate in that offering under the Purchase Plan, provided such employee has been in the continuous employ of the Company for a continuous period preceding the first day of the offering period as the Board may require, but in no event will the required period be equal to or greater than two years.

         Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock that such employee may purchase under all outstanding rights and options), nor will any employee be granted rights that would permit him to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

PARTICIPATION IN THE PURCHASE PLAN

         Eligible employees become participants in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employees' base compensation during the purchase period.

PURCHASE PRICE

         The purchase price per share at which shares are sold in an offering under the Purchase Plan cannot be less than the lower of (a) 85% of the fair market value of a share of Common Stock on the date of commencement of the offering, or (b) 85% of the fair market value of a share of Common Stock on the last day of the purchase period.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

         The purchase price of the shares is accumulated by payroll deductions over the offering period. At any time during the purchase period, a participant may reduce or terminate his or her payroll deductions. A participant may increase or begin payroll deductions after the beginning of an offering period only as provided for in the offering. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may make additional payments into his or her account only if provided for in the offering.

PURCHASE OF STOCK

         By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under such plan. In connection with offerings made under the Purchase Plan, the Board may specify a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number, the Board would make a pro rata allocation of shares available in a uniform and equitable manner. Unless the employee's participation is discontinued, his right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See "Withdrawal" and "Termination of Employment."

WITHDRAWAL

         A participant may withdraw from an offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period.

         Upon any withdrawal from an offering by a participant, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in such offering. An employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

         Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

RESTRICTIONS ON TRANSFER

         Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

DURATION, AMENDMENT AND TERMINATION

         The Board may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, such plan will terminate on September 13, 2008.

         The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (a) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, (b) modify the requirements relating to eligibility for participation in the Purchase Plan, or
(c) modify any
other provision of the Purchase Plan in a manner that would materially increase the benefits accruing to participants under the Purchase Plan, if such approval is required in order to comply with the requirements of Rule 16b-3 under the Exchange Act.

         Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of such plan without consent of the person to whom such rights were granted.

EFFECT OF CERTAIN CORPORATE EVENTS

         In the event of a dissolution, liquidation or specified type of merger of the Company, the surviving corporation either will assume the rights under the Purchase Plan or substitute similar rights, or the exercise date of any ongoing offering will be accelerated such that the outstanding rights may be exercised immediately prior to, or concurrent with, any such event.

STOCK SUBJECT TO PURCHASE PLAN

         If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the Common Stock not purchased under such rights again becomes available for issuance under such plan.

FEDERAL INCOME TAX INFORMATION

         Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

         A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchased shares.

         If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (b) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

         If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as short-term or long-term capital gain depending on how long the purchased shares were held. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date.

         There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation).


                                   PROPOSAL 3

                  APPROVAL OF 1996 STOCKOPTION PLAN, AS AMENDED

         In July 1987, the Board of Directors adopted, and the stockholders subsequently approved, the Company's 1987 Supplemental Stock Option Plan. This plan was amended and restated in January 1996 and retitled the 1996 Stock Option Plan (the "1996 Plan"). In December 1997, January 1999 and January 2001, the Board further amended the 1996 Plan and the stockholders subsequently approved such amendments. At October 31, 2001, the aggregate number of shares of the Company's Common Stock authorized for issuance under the 1996 Plan was 1,580,000 shares.

         On October 31, 2001, options (net of canceled or expired options) covering an aggregate of 646,989 shares of the Company's Common Stock had been granted and were outstanding under the 1996 Plan, and only 192,536 shares (plus any shares that might in the future be returned to the 1996 Plan as a result of cancellations or expiration of options) remained available for future grant under the 1996 Plan. During the last fiscal year, under the 1996 Plan, the Company granted to all current executive officers, as a group, options to purchase 290,000 shares at exercise prices of $0.98 to $4.6875 per share. No other shares were issued from this plan in fiscal 2001. No options have been granted under the 1996 Plan to non-employee directors.

         In December 2001, the Board approved an amendment to the 1996 Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the 1996 Plan from a total of 1,580,000 shares to 1,730,000 shares. The Board adopted this amendment to ensure that the Company can continue to grant stock options to employees at levels determined appropriate by the Board and the Compensation Committee. In December 2001, the Board also approved an amendment to the 1996 Plan to allow stock bonus awards to be made under the Plan. This amendment is not subject to stockholder approval but was approved in order to provide the Board with further flexibility in granting stock awards to eligible participants under the Plan.

         Stockholders are requested in this Proposal 3 to approve the 1996 Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the 1996 Plan, as amended.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

        The essential features of the 1996 Plan are outlined below:

GENERAL

         The 1996 Plan provides for the grant of both incentive and nonstatutory stock options as well as stock bonus awards. Incentive stock options granted under the 1996 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the 1996 Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.

PURPOSE

         The 1996 Plan was adopted to provide a means by which selected employees, non-employee directors of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for persons eligible to participate in the plan to exert maximum efforts for the success of the Company. Approximately 10% of the Company's approximately 49 employees and consultants currently participate in the 1996 Plan and 100% of the Company's approximately 49 employees and non-employee directors and consultants are eligible to participate in the 1996 Plan.

ADMINISTRATION

         The 1996 Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the 1996 Plan and, subject to the provisions of the 1996 Plan, to determine the persons to whom and the dates on which an option and stock bonus award will be granted, the number of shares to be subject to each option and stock bonus award, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option and stock bonus award. The Board of Directors is authorized to delegate administration of the 1996 Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the 1996 Plan to the Compensation Committee of the Board. As used herein with respect to the 1996 Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself. In addition, the 1996 Plan provides that, in the Board's discretion, directors who grant options to employees covered under Section 162(m) of the Code generally will be "outside directors" as defined in Section 162(m). See "Federal Income Tax Information" below for a discussion of the application of Section 162(m).

ELIGIBILITY

         Incentive stock options may be granted under the 1996 Plan only to selected employees (including officers) of the Company and its affiliates. Selected employees (including officers), directors and consultants are eligible to receive nonstatutory stock options and stock bonus award under the 1996 Plan. While directors who are not employees of or consultants to the Company or to any affiliate of the Company are eligible to participate in the 1996 Plan, it is the policy of the Company to grant only stock bonus awards to such directors under the 1996 Plan.

         No incentive stock option may be granted under the 1996 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the 1996 Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an employee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

         No person may be granted options under the 1996 Plan during any calendar year to purchase in excess of 150,000 shares of Common Stock. This limitation permits the Company under Section 162(m) of the Code to continue to be able to deduct as a business expense certain compensation attributable to the exercise of options granted under the 1996 Plan. Section 162(m) denies a deduction to any publicly held corporation for certain compensation paid to covered employees in a taxable year to the extent that the compensation exceeds $1,000,000 for any covered employee, unless certain conditions are satisfied. See "Federal Income Tax Information" below for a discussion of the application of Section 162(m).

STOCK SUBJECT TO THE 1996 PLAN

         If this proposal is approved, an aggregate of 1,730,000 shares of Common Stock will be authorized for issuance under the 1996 Plan. If options or stock bonus awards granted under the 1996 Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options and stock bonus awards again becomes available for issuance under the 1996 Plan.

TERMS OF OPTIONS

         The following is a description of the permissible terms of options under the 1996 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

         EXERCISE PRICE; PAYMENT. The exercise price of incentive stock options under the 1996 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the 1996 Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. However, if options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m). See "Federal Income Tax Information." As of December 31, 2001, the closing price of the Company's Common Stock as reported on the Nasdaq National Market was $0.59 per share.

         In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. The Company has provided that opportunity to employees in the past. Both the replaced option and the new option are counted against the 150,000 share per calendar year limitation.

         CONSIDERATION. The exercise price of options granted under the 1996 Plan must be paid either: (a) in cash at the time the option is exercised; or
(b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

         OPTION EXERCISE. Options granted under the 1996 Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the 1996 Plan typically vest at the rate of 1/48th per month (25% per year) with one-year cliff vesting, during the optionee's continuous service with the company. Shares covered by options granted in the future under the 1996 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 1996

Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the continuous service of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

         TERM. The maximum term of options under the 1996 Plan is ten years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the 1996 Plan terminate three months after termination of the optionee's continuous service with the Company or any affiliate of the Company, unless (a) such termination is due to such person's disability, in which case the option may, but need not, provide that the vested portion of the option may be exercised at any time within one year of such termination; (b) the optionee dies while employed by or serving as a consultant to the Company or any affiliate of the Company, or within three months after termination of continuous service, in which case the option may, but need not, provide that the vested portion of the option may be exercised within eighteen months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of continuous service. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons, but in no case will an option be exercisable after its expiration date.

TERMS OF STOCK BONUS AWARDS

         The terms and conditions of stock bonus awards may change from time to time, and the terms and conditions of separate stock bonus awards need not be identical, but each stock bonus award shall include the substance of each of the following provisions:

         CONSIDERATION. A stock bonus award may be awarded in consideration for past services actually rendered to the Company or an affiliate of the Company for its benefit. Alternatively cash may be paid for a stock bonus award.

         VESTING. Shares of common stock awarded under a stock bonus award may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

         TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. In the event that a 1996 Plan participant's continuous service with the Company or an affiliate of the Company terminates, the Company may reacquire any or all of the shares of common stock held by the participant that have not vested as of the date of termination under the terms of the stock bonus award.

ADJUSTMENT PROVISIONS

         If there is any change in the stock subject to the 1996 Plan or subject to any option or stock bonus award granted under the 1996 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 1996 Plan and options and stock bonus awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan, the maximum number of shares that may be granted to an employee during a calendar year, and the class, number of shares and price per share of stock subject to such outstanding options and stock bonus awards.

EFFECT OF CERTAIN CORPORATE EVENTS

         The 1996 Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization, to the extent permitted by law, any surviving corporation may assume options and stock bonus awards outstanding under the 1996 Plan or substitute similar options and stock bonus awards for those outstanding under the 1996 Plan, or such outstanding options and stock bonus awards will continue in full force and effect. In the event that any surviving corporation declines to assume or continue options and stock bonus awards outstanding under the 1996 Plan, or to substitute similar options and stock bonus awards, then with respect to outstanding options and stock bonus awards held by persons then performing services for the Company as employees, directors or consultants, the vesting of such options and stock bonus awards will be accelerated in full and the options shall terminate if not exercised prior to the effective date of the transaction. The acceleration of an option or stock bonus awards in the event of an acquisition or similar corporate event may be viewed as an antitakeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

         The Board may suspend or terminate the 1996 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1996 Plan will terminate on January 17, 2006.

         The Board may also amend the 1996 Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within 12 months before or after its adoption by the Board if the amendment would: (a) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act")); (b) increase the number of shares reserved for issuance under the 1996 Plan; or (c) change any other provision of the 1996 Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the 1996 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

RESTRICTIONS ON TRANSFER

         Under the 1996 Plan, an incentive stock option or stock bonus award may not be transferred by the optionee other than by will or by the laws of descent and distribution and during the lifetime of the optionee, may be exercised only by the optionee. A nonstatutory stock option may not be transferred except by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order." In any case, the optionee may designate in writing a third party who may exercise the option in the event of the optionee's death. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement or stock bonus award may be subject to restrictions on transfer which the Board deems appropriate.

FEDERAL INCOME TAX INFORMATION

         INCENTIVE STOCK OPTIONS. Incentive stock options under the 1996 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

         There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

         If an optionee holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term capital gain depending on how long the optionee holds the stock. Long-term capital gains currently are generally subject to lower tax rates than ordinary income.

         To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

         NONSTATUTORY STOCK OPTIONS. Nonstatutory stock options granted under the 1996 Plan generally have the following federal income tax consequences:

         There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term capital gain depending on how long the optionee holds the stock.

         STOCK BONUS AWARDS. Upon the grant of a stock bonus award that is fully vested on the date of grant, the grantee normally will recognize taxable ordinary income equal the fair market value of the shares subject to the stock bonus award on the date of grant less any amount actually paid for the shares. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the grantee. Upon disposition of the stock, the grantee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon receipt of the stock bonus award. Such gain or loss will be long-term or short-term capital gain depending on how long the grantee holds the stock.

         Different rules will apply to grantees who receive stock bonus awards subject to restrictions on transfer or a substantial risk of forfeiture. In this case, the grantee will not recognize ordinary taxable income until the restrictions or transfer or the substantial risk of forfeiture lapses, at which point the grantee will recognize taxable ordinary income equal to the fair market value of the shares subject to the stock bonus award on the date of the lapse less any amount actually paid for the shares. The amount of taxable ordinary income recognized by an employee is subject to income and employment tax withholding and the Company is eligible for a corresponding deduction subject to the limitations described above. The grantee who receives a stock bonus award subject to restrictions on transfer or a substantial risk of forfeiture may make an election under Section 83(b) of the Code to accelerate the time at which the grantee will recognize ordinary taxable income from the date the restrictions on transfer or substantial risk of forfeiture lapses to the time the stock bonus award is granted. If a Section 83(b) election is made, the grantee recognizes income on the date of grant of the stock bonus award as described in the preceding paragraph. The grantee will be taxed on the sale of the shares as described above.

         POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. Section 162(m) of the Code, which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to stock options and stock bonus awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

         Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders. Stock bonuses granted under the 1996 Plan will not qualify as performance-based compensation under the terms of the 1996 Plan but may, nevertheless, qualify as performance-based compensation if certain conditions are met at the time the stock bonus award is granted.

                                   PROPOSAL 4

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board has selected PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending October 31, 2002 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP or its predecessor, Coopers & Lybrand LLP, has audited the Company's financial statements since 1974. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.

         AUDIT FEES. During the fiscal year ended October 31, 2001, the aggregate fees billed by PricewaterhouseCoopers LLP for the audit of the Company's financial statements for such fiscal year and for the reviews of the Company's interim financial statements was $64,390.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. During the fiscal year ended October 31, 2001, no fees were billed by PricewaterhouseCoopers LLP for information technology consulting.

         ALL OTHER FEES. During fiscal year ended October 31, 2001, the aggregate fees billed by PricewaterhouseCoopers LLP for professional services other than audit and information technology consulting fees was $37,748.

         The Audit Committee has determined the rendering of the information technology consulting fees and all other non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining the auditor's independence.

         During the fiscal year ended October 31, 2001, none of the total hours expended on the Company's financial audit by PricewaterhouseCoopers LLP were provided by persons other than PricewaterhouseCoopers LLP's full-time permanent employees.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                            SECURITY OWNERSHIP TABLE

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of December 31, 2001 by
(a) all those known by the Company to be beneficial owners of more than 5% of its Common Stock; (b) each director and nominee for director; (c) each of the executive officers named in the Summary Compensation Table; and (d) all executive officers and directors of the Company as a group.


                                                                                    BENEFICIAL OWNERSHIP (1)
                                                                                 -------------------------------
BENEFICIAL OWNER                                                                   NUMBER OF       PERCENT OF
                                                                                     SHARES         TOTAL(2)
------------------------------------------------------------------------------   --------------- ---------------
Mr. Steven T. Newby
555 Quince Orchard Road, Suite 606
Gaithersburg, MD  20878.....................................................          588,394        16.59%

Mr. William B. Heye, Jr.(3)
2305 Camino Ramon, Suite 200
San Ramon, CA  94583........................................................          290,383         7.90%

Mr. Ronald C. Crane(3)
2305 Camino Ramon, Suite 200
San Ramon, CA  94583........................................................          242,060         6.80%

Mr. Raimon L. Conlisk(3)....................................................           13,750             *

Mr. Ronald J. Ritchie(3)....................................................           12,500             *

Dr. Randall L-W. Caudill(3).................................................           12,500             *

Daniel Gray ................................................................                *             *
Nick Maddicks(3) ...........................................................           32,498             *
Stephen Nester(3) ..........................................................           68,746         1.90%
Timothy J. Repp ............................................................           59,499         1.68%
Richard M. Strang(3) .......................................................           29,851             *

All executive officers and directors as a group (10 persons) (3)............          674,540        19.77%

----------------------------------

*      Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal stockholders of the Company and on any Schedule 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(2) Applicable percentages are based on 3,546,141 shares outstanding on December 31, 2001, adjusted as required by rules promulgated by the SEC.

(3)    Includes 129,583, 16,423, 12,500, 12,500, 12,500, 22,498, 65,455, 29,789
       shares that Messrs. Heye, Crane, Conlisk, Ritchie, Caudill, Maddicks, Nester and Strang, respectively, have the right to acquire within 60 days after the date of this table under the Company's option plans.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended October 31, 2001, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

         During fiscal 2001, non-employee directors received for their services as directors a quarterly participation fee of $3,000 plus fees of $1,000 for each Board and Committee meeting attended and a fee of $500 for each telephone conference Board or Committee meeting in which such director participated. Each Committee chairman also receives an additional quarterly fee of $750. The Chairman of the Board receives, in lieu of all other fees, a fee of $40,000. In fiscal 2001, the total compensation paid to non-employee directors as directors' fees was $90,250. The members of the Board are also eligible for reimbursement for their expenses in connection with attendance at Board meetings in accordance with Company policy.

         In December 2001, the Board approved an amendment to the 1996 Plan to allow stock bonus awards to be made under the 1996 Plan. In addition, the Board approved the payment of up to 50% of the director fees and committee member fees for the non-employee directors for meetings held between March 1, 2002 and October 31, 2002 to be paid in the form of stock bonuses under the 1996 Plan. The Board shall determine on each date the amount of any stock bonus made under the 1996 Plan based upon the Company's regularly scheduled cash payment. The exact number of shares to be issued will be determined by dividing the gross amount of the cash payment foregone by the closing price of the Company's Common Stock on the Nasdaq National Market on the business day prior to the date of the applicable Board or committee meeting.

         In addition, each non-employee director of the Company also receives stock option grants under the 2001 Non-Employee Directors' Stock Option Plan. In January 1991, the Board adopted, and the stockholders subsequently approved, the Company's 1991 Non-Employee Directors' Stock Option Plan (the "1991 Directors' Plan"). In January 2001, the Board approved, and the stockholders subsequently approved, an amended and restated 1991 Directors' Plan, and renamed the 1991 Directors' Plan the 2001 Non-Employee Directors' Stock Option Plan (the "2001 Directors' Plan").

         Options granted under the 2001 Directors' Plan are non-discretionary. Upon initial election a non-employee director is granted an option to purchase 15,000 shares of Common Stock of the Company. In addition, on April 1 of each year (or the next business day should such date be a legal holiday), each non-employee director is automatically granted under the Directors' Plan, without further action by the Company, the Board or the stockholders of the Company, an option to purchase 5,000 shares of Common Stock of the Company. Prior to the adoption of the 2001 Directors' Plan in March 2001, upon initial election to the Board of Directors a non-employee director, was granted an option to purchase 5,000 shares of Common Stock. Options granted under the 2001 Directors' Plan have a seven year term and become vested on the one year anniversary of the date of option grant, provided that the optionee has, during the entire year preceding the one year anniversary date, provided continuous service to the Company or an affiliate of the Company. Options granted under the 1991 Directors' Plan have a five- year term and vest in four equal installments commencing on the date one year after the grant of the option, provided that the optionee has, during the entire year prior to each such vesting date, provided continuous service to the Company or an affiliate of the Company. The exercise price of options granted under the 2001 Directors' Plan is 100% of the fair market value of the Common Stock subject to the option on the date of the option grant. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving the Company, the vesting of each option will accelerate and the option will terminate if not exercised prior to the consummation of the transaction unless any surviving corporation assumes such options or substitutes similar options for such options.

         During fiscal 2001, the Company granted options covering an aggregate of 15,000 shares to the non-employee directors of the Company at an exercise price of $2.50 per share, the fair market value of such Common Stock on the date of grant (based on the closing sales price as reported on the Nasdaq National Market on the date of grant). As of December 31, 2001, no options had been exercised under the Directors' Plan.

COMPENSATION OF EXECUTIVE OFFICERS

         SUMMARY OF COMPENSATION

         The following table shows for the fiscal years ended October 31, 2001, 2000 and 1999, as applicable, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its other four most highly compensated executive officers at October 31, 2001 and two former executive officers who departed from the Company during fiscal year 2001 (the "Named Executive Officers"):


                                                                                         LONG-TERM
                                                                                       COMPENSATION
                                                        ANNUAL COMPENSATION               AWARDS
                                              -------------------------------------------------------
                                                                                         NUMBER OF
                                                                                          SHARES
                                                                         OTHER ANNUAL   UNDERLYING      ALL OTHER
                                       YEAR   SALARY(1)     BONUS(2)    COMPENSATION (3)  OPTIONS    COMPENSATION(4)
                                      -------------------------------------------------------------------------------
Mr. William B. Heye, Jr. ............  2001    $233,861     $171,013         $2,388        35,000          $5,100
President and Chief Executive Officer  2000     250,000      271,013          2,582        50,000          12,974
                                       1999     250,088                       3,912        50,000           5,500

Mr. Ronald Crane(5)..................  2001     134,609           --            386        30,000           2,160
Vice President, Engineering            2000     234,000           --            191        50,000           1,800

Mr. Daniel Grey(6)...................  2001     113,944       37,500         40,159       150,000              --
Vice President of Sales

Mr. Steven K. Nester,(7) ............  2001     173,584       60,000          7,496        35,000           4,586
Vice President, Business               2000     262,865       73,297            454        70,000          16,742
Development

Mr. Richard M. Strang................  2001     138,444           --            796        25,000           3,546
Vice President, Technology             2000     163,360       76,650            982            --           3,500
                                       1999     134,148       17,000            619        24,000           3,322

Mr. Nick Maddicks(8) Former..........  2001     192,416        5,000         42,033        95,000              --
Vice President, Business Development,  2000     118,300       60,000         27,775                            --
Europe

Mr. Timothy J. Repp,(9)  Former......  2001     154,392       12,250            219        55,000           4,521
Vice President, Finance, Chief         2000     175,008      126,089            246        30,000          12,780
Financial Officer and Secretary        1999     164,577          500            232        30,000           5,092


(1)  Includes $20,706 in commission payments attributable in fiscal 2001 to Mr. Nester and $18,300 in commission payments attributable in fiscal 2000 to Mr. Maddicks.


(2) Includes $171,013 in bonus payments from incentive bonuses earned in fiscal 2000 by Mr. Heye, and $60,000 and $5,000 in sales performance bonus payments earned by Messrs. Nester and Maddicks.

(3)  Includes $2,388, $386, $259, $796, $219, and $496 attributable in fiscal
     2001 to Messrs. Heye, Crane, Gray, Strang, Repp and Nester, $2,582, $191, $246 and $454 attributable in fiscal 2000 to Messrs. Heye, Crane, Repp and Nester, $3,912, $619 and $232 attributable in fiscal 1999 to Messrs. Heye, Strang and Repp, respectively, for premiums paid by the Company for group term life insurance. Also, includes $25,000 attributable in fiscal 2001 to Mr. Gray for housing allowance. Also, includes $11,333, $4,800 and $12,500 attributable in fiscal 2001 to Messrs. Maddicks, Nester and Grey, and $10,000 attributable in fiscal 2000 to Mr. Maddicks for automobile allowance. Also, includes $5,933 and $2,200 attributable in fiscal 2001 to Messrs. Maddicks and Nester, and $9,775 attributable in fiscal 2000 to Mr. Maddicks for ESPP contributions by the Company. Also, includes $9,600 and $2,400 attributable in fiscal 2001 to Messrs. Maddicks and Grey, and $8,000 attributable in fiscal 2000 to Mr. Maddicks for medical insurance premiums.

(4) Includes $500 attributable in fiscal 1999 to each of Messrs. Heye and Repp for length of service awards. The remaining sum for each Named Executive Officer was paid by the Company as matching and profit sharing contributions to the Company's Savings and Investment Plan and Trust.

(5) Mr. Crane became an executive officer in July 2000. Therefore, no amounts are shown for fiscal 1999.

(6) Mr. Grey became an executive officer in May 2001. Therefore, no amounts are shown for fiscal 2000 or 1999.

(7) Mr. Nester became an executive officer on March 21, 2000. Therefore, no amounts are shown for fiscal 1999.

(8) Mr. Maddicks became an executive officer in July 2001. Therefore, no amounts are shown for fiscal 2000 or 1999. Mr. Maddicks terminated his employment on November 30, 2001.

(9)  Mr. Repp terminated his employment in October 2001.

         STOCK OPTION INFORMATION

         The Company grants options to its executive officers under its 1996 Plan. As of December 31, 2001, options to purchase a total of 655,990 shares were outstanding under the 1996 Plan and options to purchase 183,535 shares remained available for grant thereunder.

         The following tables show for the fiscal year ended October 31, 2001, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:


                                        STOCK OPTION GRANTS DURING FISCAL 2001

                                                                                            POTENTIAL REALIZABLE
                                                % OF TOTAL                                    VALUE AT ASSUMED
                                  NUMBER OF      OPTIONS      EXERCISE OR                      ANNUAL RATES OF
                                  SECURITIES    GRANTED TO       BASE                            STOCK PRICE
                                  UNDERLYING    EMPLOYEES       PRICE                           APPRECIATION
                                   OPTIONS       IN FISCAL       PER         EXPIRATION        FOR OPTION TERM
                                  GRANTED (1)    YEAR (2)      SHARE (3)       DATE           5%             10%
                                 ------------- ------------- ------------- ------------- ------------- --------------
Mr. William B. Heye, Jr.             35,000          4.4%      $1.6400       08/28/08      $36,099         $91,481

Mr. Ronald C. Crane                  30,000          3.8%       1.6400       01/25/02       30,942          78,412

Mr. Daniel Grey                     150,000         19.0%       2.6200       05/07/08      247,156         626,341

Mr. Richard M. Strang                 5,000          0.6%       4.6875       12/20/07       14,740          37,353
                                     15,000          1.9%       1.6400       08/28/08       15,471          39,206
                                      5,000          0.6%       0.9800       10/29/08        3,082           7,809

Mr. Nick Maddicks                    40,000          5.1%       4.6875       02/28/02      117,918         298,827
                                     30,000          3.8%       2.7500       02/28/02       51,884         131,484
                                     20,000          2.5%       2.0000       02/28/02       25,156          63,750
                                      5,000          0.6%       1.6400       02/28/02        5,157          13,069

Mr. Timothy J. Repp                  25,000          3.2%       4.6875       01/26/02       73,699         186,767
                                     30,000          3.8%       1.6400       01/26/02       30,492          78,412

Mr. Steven K. Nester                 30,000          3.8%       4.6875       12/12/07       88,438         224,120
                                      5,000          0.6%       1.6400       08/28/08        5,157          13,069


(1) Generally, options granted vest annually in equal increments over a period of four years and have a term of seven years.

(2) Options to purchase 791,000 shares of Common Stock were granted to employees in fiscal 2001.

(3) Exercise price is the closing sales price of the Company's Common Stock as reported on the Nasdaq National Market on the date of grant.


                                                  AGGREGATED OPTION EXERCISES IN FISCAL 2001
                                                    AND FISCAL 2001 YEAR-END OPTION VALUES


                                SHARES                 NUMBER OF SECURITIES UNDERLYING
                               ACQUIRED      VALUE      UNEXERCISED OPTIONS AT FISCAL    VALUE OF UNEXERCISED OPTIONS
                              ON EXERCISE  REALIZED(1)            YEAR END                   AT FISCAL YEAR END(2)
                              -----------  ----------- ------------------------------- ---------------------------------
                                                         EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
                                                       --------------- --------------- --------------- -----------------
Mr. William B. Heye, Jr.          --           --         100,416          81,968            --             --
Mr. Ronald Crane                  --           --          16,423          34,376            --             --
Mr. Daniel Grey                   --           --            --           150,000            --             --
Mr. Richard M. Strang             --           --           8,332          31,668            --            $300
Mr. Nick Maddicks                 --           --           21,248        133,752            --             --
Mr. Timothy J. Repp               --           --          59,499            --              --             --
Mr. Steven K. Nester              --           --          35,456          51,652            --             --


(1) Fair market value of the Company's Common Stock on the date of exercise minus the exercise price of the options.

(2) Fair market value of the Company's Common Stock at October 31, 2001 ($1.04) minus the exercise price of the options solely to the extent that options were "in-the-money" as of such date.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION [2]

         The Compensation Committee of the Board is responsible for the administration of the compensation programs in effect for the Company's executive officers. The Committee currently consists of Ronald J. Ritchie and Raimon L. Conlisk, neither of whom are employees of the Company. The compensation programs have been designed to ensure that the compensation paid to the executive officers is substantially linked to both Company and individual performance. Accordingly, a significant portion of the compensation for which an executive officer is eligible is comprised of variable components based upon individual achievement and Company performance measures.

         EXECUTIVE COMPENSATION PRINCIPLES

         The design and implementation of the Company's executive compensation programs are based on a series of general principles. These principles may be summarized as follows:

                  o Align the interests of management and stockholders to build stockholder value by the encouragement of consistent, long-term Company growth.

                  o Attract and retain key executive officers essential to the long-term success of the Company.

                  o Reward executive officers for long-term corporate success by facilitating their ability to acquire an ownership interest in the Company.

                  o Provide direct linkage between the compensation payable to executive officers and the Company's attainment of annual and long-term financial goals and targets.

                  o Emphasize reward for performance at the individual and corporate level.


         COMPONENTS OF EXECUTIVE COMPENSATION IN FISCAL 2001

         For Fiscal 2001, the Company's executive compensation programs included the following components:

                  o   Base Salary

                  o   Cash Bonus

                  o   Long-Term Incentives

                  o   Benefits and Perquisites


         Each component is calibrated to a competitive market position, with market information provided by compensation surveys prepared by independent consulting firms and information collected from companies selected by the Company's Compensation Committee as appropriate comparators of


------------------------------------
2 The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

compensation practices. The companies selected by the Compensation Committee as appropriate comparators are generally represented in the Nasdaq Computer Manufacturing Index, whose performance over the past five years is compared to that of the Company in the chart appearing under the heading "Performance Measurement Comparison."

         BASE SALARY

         The base salary for each executive officer is determined on the basis of individual performance, the functions performed by the executive officer and the scope of the executive officer's ongoing responsibilities, and the salary levels in effect for comparable positions based on information provided by the compensation surveys referenced above and comparator information. The weight given to each of these factors varies from individual to individual. In general, base salary is designed primarily to be competitive within the relevant industry and geographic market. The base salaries paid to executive officers other than the Chief Executive Officer increased for fiscal 2001 by amounts varying from 6% to 8.5%. These increases reflect primarily changes in position and responsibilities to their contributions to the Company in connection with the Company's long term strategic initiatives.

         Each executive officer's base salary is reviewed annually to ensure appropriateness, and increases to base salary are made to reflect competitive market increases and individual factors. Company performance does not play a significant role in the determination of base salary.

         CASH BONUS

         The Company's Management Incentive Plan provides for the funding of a bonus pool based upon the Company's year-to-year rate of revenue growth and profit before tax. No funding of the bonus pool occurs if profit before tax does not exceed a threshold determined by comparing the cost of capital to the return on assets employed. Executive officers are eligible to receive cash bonuses ranging from 0% to 150% of their salary. In fiscal 2001, no executive officer received a cash bonus. Additionally, each officer is eligible to participate in the Company's Savings and Investment Plan and Trust and receive matching and profit sharing contributions as determined by the Board of Directors.

         LONG-TERM INCENTIVES

         Long-term incentives are provided through stock option grants. These option grants are intended to motivate the executive officers to manage the business to improve long-term Company performance. Customarily, option grants are made with exercise prices equal to the market price of the shares on the date of grant and will be of no value unless the market price of the Company's outstanding common shares appreciates, thereby aligning a substantial part of the executive officer's compensation package with the return realized by the stockholders.

         The size of each option grant is designed to create a meaningful opportunity for stock ownership and is based upon several factors, including relevant information contained in the compensation surveys described above, an assessment of the option grants of comparable companies and the individual performance of each executive officer.

         Each option grant allows the executive officer to acquire shares of the Company's Common Stock at a fixed price per share (customarily the market price on the grant date) over a specified period of time

(customarily seven years). The option generally vests in equal installments over a period of four years, contingent upon the executive officer's continued employment with the Company.

         Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by the Company and the market price of the underlying shares appreciates over the option term.

         In fiscal 2001, the Committee granted stock options to its executive officers as set forth in the table entitled "Stock Option Grants During Fiscal 2001" contained elsewhere in this proxy statement. The Committee believes that stock options, particularly incentive stock options, encourage long-term Company stock ownership, and therefore that such grants are in the best interests of the Company and its stockholders.

         BENEFITS AND PERQUISITES

         The benefits and perquisites component of executive compensation is generally similar to that which is offered to all of the Company's employees or which are typical in the industry for such executives position or circumstances.

         CHIEF EXECUTIVE OFFICER (CEO) COMPENSATION

         In setting the compensation payable to the Chief Executive Officer, William B. Heye, Jr., the goal is to provide compensation competitive with other companies in the industry while at the same time making a significant percentage of Mr. Heye's potential earnings subject to consistent, positive, long-term Company performance. In general, the factors utilized in determining Mr. Heye's compensation were similar to those applied to the other executive officers in the manner described in the preceding paragraphs.

         Mr. Heye's base salary of $233,861 in fiscal 2001 was a decrease from the base salary paid to him in fiscal 2000. Mr. Heye did not receive a bonus under the Company's Management Incentive Plan.


                                            Ronald J. Ritchie, Chairman
                                            Randall L-W. Caudill
                                            Raimon L. Conlisk

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         As noted above, during the fiscal year ended October 31, 2001, the Compensation Committee consisted of Messrs. Conlisk and Ritchie. None of these non-employee directors has any interlocking or other type of relationship that would call into question his independence as a committee member.

PERFORMANCE MEASUREMENT COMPARISON [3]

         The following chart shows the value of an investment of $100 in cash on October 31, 1996 in (a) the Company's Common Stock, (b) the Total Return for the Nasdaq Stock Market (United States companies) ("Nasdaq Stock Market") and (c) the Nasdaq Telecommunications Index ("Nasdaq Telecommunications"). All values assume reinvestment of the full amount of all dividends and are calculated as of October 31 of each year.

           COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN ON INVESTMENT

 [The Following Table Was Represented By A Line Chart In The Printed Material.]


                                   Oct. 96       Oct. 97       Oct. 98       Oct. 99       Oct. 00       Oct. 01
                                 ------------- ------------- ------------- ------------- ------------- -------------
SBE, Inc.                           100.00        339.39        160.61          96.97       209.09         25.21
Nasdaq Stock Market (U.S.)          100.00        131.58        147.20         248.85       280.74        141.05
Nasdaq Telecommunications           100.00        144.60        198.59         364.07       263.05        113.71

                              CERTAIN TRANSACTIONS


         In November 1998, the Company amended a stock option that entitled William B. Heye, Jr., the Company's President and Chief Executive Officer, to acquire 139,400 shares of the Company's Common Stock at $4.25 per share to provide that such option could be exercised pursuant to a deferred payment alternative. Thereafter, Mr. Heye exercised such option pursuant to the deferred payment alternative, with a net value realized (the difference between the exercise price and the fair market value of such shares, based on the closing sales price reported on the Nasdaq National Market for the date of exercise) of $331,075. In connection with such exercise, Mr. Heye borrowed $743,950 from the Company, an amount equal to the sum of the exercise price for such option and certain taxes payable by Mr. Heye upon such exercise. Such loan was evidenced by a full recourse promissory note in the amount of $743,950, the payment of which is secured by shares of the Company's Common Stock (including after-acquired shares) held by Mr. Heye. In October 2000, the Board of Directors extended the term of the note to November 2001. In December 2001, the Board of Directors amended, restated and consolidated the note to extended the term of the note to December 2003 and to require certain mandatory repayments of principle of up to $100,000 a year while the note is outstanding. Such loan bears interest at a rate of 2.48% per annum, with interest payments due annually and the entire principal amount due in December 2003. At January 31, 2001, $743,950 of the principal amount of such note was outstanding.


------------------------------------
3 The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

         The Company has entered into indemnity agreements with certain officers and directors that provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings to which he is or may be made a party by reason of his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's Certificate of Incorporation, as amended, and the Company's By-laws.

OTHER BUSINESS

         The Board knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                         By Order of the Board of Directors

                                         /s/ David W. Brunton
                                         ---------------------------------------
                                         David W. Brunton
                                         Chief Financial Officer, Vice President
                                         Finance and Secretary

February 18, 2002

A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for fiscal year ended October 31, 2001, is available without charge upon written request to: Ms. Judy Horgan, SBE, Inc., 2305 Camino Ramon, Suite 200, San Ramon, California 94583.

                                   APPENDIX A

                        1992 EMPLOYEE STOCK PURCHASE PLAN

                                    SBE, INC.

                        1992 EMPLOYEE STOCK PURCHASE PLAN

                             Adopted January 9, 1992
                   Approved by Stockholders on March 24, 1992

                      As Amended through September 14, 1998
                  Approved by Stockholders on October 22, 1998

                      As Amended through December 14, 2001

1.       PURPOSE.

(A) The purpose of the 1992 Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of SBE, Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b) which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

(B) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

(C) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

(D) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.       ADMINISTRATION.

(A) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(B) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

         (I) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

         (II) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

         (III) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

         (IV)     To amend the Plan as provided in paragraph 13.

         (V) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

(C) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.       SHARES SUBJECT TO THE PLAN.

(A) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate three hundred thousand (300,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

(B) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.       GRANT OF RIGHTS; OFFERING.

         The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be



                                       A2
exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering or otherwise) the substance of the provisions contained in paragraphs 5 through 8, inclusive.

         5.       ELIGIBILITY.

         (A) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is at least twenty (20) hours per week and at least five (5) months per calendar year.

         (B) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

                  (I) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

                  (II) the Purchase Period (as defined below) for such right shall begin on its Offering Date and end coincident with the end of such Offering; and

                  (III) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Purchase Period (as defined below) for such Offering, he or she will not receive any right under that Offering.

         (C) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5 %) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

                                       A3

         (D) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

         (E) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

         6.       RIGHTS; PURCHASE PRICE.

         (A) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee's Earnings (as defined in Section 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no more than twenty-seven (27) months after the Offering Date (the "Purchase Period"). In connection with each Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering which contains more than one Exercise Date (as defined in the Offering), the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Exercise Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

         (B) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of,

                  (I) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

                  (II) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Exercise Date.

         7.       PARTICIPATION; WITHDRAWAL; TERMINATION.

         (A) An eligible employee may become a participant in an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions


                                       A4
                  of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Purchase Period. "Earnings" is defined as the total compensation paid to an employee, including all salary, wages (including amounts elected to be deferred by the employee, that would otherwise have been paid, under any cash or deferred arrangement established by the Company), overtime pay, commissions, bonuses, and other remuneration paid directly to the employee, but excluding profit sharing, the cost of employee benefits paid for by the Company, education or tuition reimbursements, imputed income arising under any Company group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company under any employee benefit plan, and similar items of compensation. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero), increase or begin such payroll deductions after the beginning of any Purchase Period only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Purchase Period.

         (B) At any time during a Purchase Period a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Purchase Period except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will, be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

         (C) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

Rights granted under the Plan shall not be transferable, and shall be exercisable only by the person to whom such rights are granted.

         8.       EXERCISE.

         (A) On each exercise date, as defined in the relevant Offering (an "Exercise Date"), each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares


                                       A5
                  permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Exercise Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after said final Exercise Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Exercise Date of an Offering shall be distributed in full to the participant after such Exercise Date, without interest.

         (B) No rights granted under the Plan may be exercised to any extent unless the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"). If on an Exercise Date of any Offering hereunder the Plan is not so registered, no rights granted under the Plan or any Offering shall be exercised on said Exercise Date and the Exercise Date shall be delayed until the Plan is subject to such an effective registration statement, except that the Exercise Date shall not be delayed more than two (2) months and the Exercise Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Exercise Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the purchase period (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

         9.       COVENANTS OF THE COMPANY.

         (A) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

         10.      USE OF PROCEEDS FROM STOCK.

                  Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

         11.      RIGHTS AS A STOCKHOLDER.

                                       A6

                  A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until certificates representing such shares shall have been issued.

         12.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (A) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights.

         (B) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

         13.      AMENDMENT OF THE PLAN.

         (A) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                  (I) Increase the number of shares reserved for rights under the Plan;

                  (II) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3")); or

                  (III) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code

                                       A7
                           and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

                  (B) Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

                  14.      TERMINATION OR SUSPENSION OF THE PLAN.

                  (A) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on September 13, 2008. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

                  (B) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

                  15.      EFFECTIVE DATE OF PLAN.

                           The Plan shall become effective as determined by the
Board, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company.


                                       A8

                                   APPENDIX B

                             1996 STOCK OPTION PLAN

                                    SBE, INC.

                             1996 STOCK OPTION PLAN

                ADOPTED BY THE BOARD OF DIRECTORS JULY 21, 1987,
               AMENDED MARCH 23, 1993, AUGUST 23, 1994 AND JANUARY
               17, 1995 APPROVED BY SHAREHOLDERS MARCH 9, 1989 AND
                                 MARCH 21, 1995
                      AMENDED AND RESTATED JANUARY 18, 1996
                 APPROVED BY THE SHAREHOLDERS ON APRIL 16, 1996
                            AMENDED DECEMBER 9, 1997
                 APPROVED BY THE STOCKHOLDERS ON APRIL 14, 1998
                            AMENDED JANUARY 27, 1999
                 APPROVED BY THE STOCKHOLDERS ON MARCH 23, 1999
                             AMENDED JANUARY 8, 2001
                 APPROVED BY THE STOCKHOLDERS ON MARCH 20, 2001
                            AMENDED DECEMBER 14, 2001


(5)      PURPOSES.

         (A) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

         (B) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

         (C) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be Incentive Stock Options, Nonstatutory Stock Options or stock bonuses. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to
Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option. Stock bonuses will be designated as such on the date of grant and shall be subject to the terms and conditions of
Section 7.

(6)      DEFINITIONS.

         (A) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

         (B) "Board" means the Board of Directors of the Company.


                                       B1

         (C) "Code" means the Internal Revenue Code of 1986, as amended.

         (D) "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

         (E) "Company" means SBE, Inc., a Delaware corporation.

         (F) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

         (G) "Continuous Status as an Employee, Director or Consultant" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

         (H) "Covered Employee" means the chief executive officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

         (I) "Director" means a member of the Board.

         (J) "Disinterested Person" means a Director who either (i) was not during the one year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any affiliate entitling the participants therein to acquire equity securities of the Company or any affiliate except as permitted by Rule 16b-3(c)(2)(i); or
(ii) is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

         (K) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (L) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (M) "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows

             (I) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;



                                       B2

             (II) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

             (III) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

         (N) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (O) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

         (P) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (Q) "Option" means a stock option granted pursuant to the Plan.

         (R) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         (S) "Optionee" means a person who holds an outstanding Option.

         (T) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

         (U) "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

         (V) "Plan" means this SBE, Inc. 1996 Stock Option Plan.

         (W) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (X) "Stock Award" means any right granted under the Plan, including an Option and a stock bonus.

         (Y) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.



                                       B3

(7)      ADMINISTRATION.

         (A) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

         (B) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

             (I) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Stock Award granted (which need not be identical), including the time or times such Stock Award may be exercised in whole or in part; and the number of shares for which a Stock Award shall be granted to each such person.

             (II) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

             (III) To amend the Plan or a Stock Award as provided in Section 12.

             (IV) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

         (C) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Disinterested Persons and may also be, in the discretion of the Board, Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more persons the authority to grant Options to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

         (D) Any requirement that an administrator of the Plan be a Disinterested Person shall not apply if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

(8)      SHARES SUBJECT TO THE PLAN.

         (A) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Stock Awards shall not exceed in the aggregate one million five hundred eighty thousand (1,580,000) shares of the Company's common stock. If any Stock Award shall



                                       B4
for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not purchased under such Stock Award shall revert to and again become available for issuance under the Plan.

         (B) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

(9)      ELIGIBILITY.

         (A) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options and stock bonuses may be granted only to Employees, Directors or Consultants.

         (B) A Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Stock Awards may be granted, or in the determination of the number of shares which may be covered by Stock Awards granted to the Director:
(i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Disinterested Persons; or (ii) the Plan otherwise complies with the requirements of Rule 16b-3. The Board shall otherwise comply with the requirements of Rule 16b-3. This subsection 5(b) shall not apply if the Board or Committee expressly declares that it shall not apply.

         (C) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

         (D) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than one hundred fifty thousand (150,000) shares of the Company's common stock in any calendar year.

(10)     OPTION PROVISIONS.

         Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

         (A) TERM. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

         (B) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such



                                       B5

Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

         (C) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

         In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

         (D) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

         (E) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

         (F) SECURITIES LAW COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under



                                       B6
the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require the Optionee to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities and other laws as a condition of granting an Option to such Optionee or permitting the Optionee to exercise such Option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

         (G) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant, or such longer or shorter period specified in the Option Agreement, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (H) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (I) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.



                                       B7

         (J) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

         (K) WITHHOLDING. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the Optionee as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

(11)     STOCK BONUS PROVISIONS.

         Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

         (A) CONSIDERATION. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

         (B) VESTING. Shares of Company common stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

         (C) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event that a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may reacquire any or all of the shares held by the Participant that have not vested as of the date of termination under the terms of the stock bonus agreement.

         (D) TRANSFERABILITY. Rights to acquire shares under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as the shares awarded under the stock bonus agreement remain subject to the terms of the stock bonus agreement.

         (E) SECURITIES LAW COMPLIANCE. The Company may require any Participant, as a condition of acquiring stock under a stock bonus agreement, (1) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring stock under the stock bonus agreement; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the stock bonus for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares pursuant to the stock bonus agreement



                                       B8
has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require the Participant to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities and other laws as a condition of granting a stock bonus to such Participant or permitting the Participant to acquire stock under a stock bonus agreement. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

         (F) WITHHOLDING. To the extent provided by the terms of a stock bonus agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the acquisition of stock under the stock bonus agreement by any of the following means or by a combination of such means:
(1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the Participant as a result of the acquisition of shares under the stock bonus agreement; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

(12)     COVENANTS OF THE COMPANY.

         (A) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

         (B) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

(13)     USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

(14)     MISCELLANEOUS.

         (A) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

         (B) No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to a Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.


                                       B9

         (C) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee, with or without cause, to remove any Director as provided in the Company's By-Laws and the provisions of the General Corporation Law of the State of Delaware, or to terminate the relationship of any Consultant in accordance with the terms of that Consultant's agreement with the Company or Affiliate to which such Consultant is providing services.

         (D) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

         (E) (i) The Board or the Committee shall have the authority to effect, at any time and from time to time (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of common stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of an Incentive Stock Option granted to a ten percent (10%) stockholder (as defined in subsection 5(c)), not less than one hundred and ten percent (110%) of the Fair Market Value) per share of common stock on the new grant date.

             (II) Shares subject to an Option canceled under this subsection 10(f) shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection 5(d) of the Plan. The repricing of an Option under this subsection 10(f), resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to subsection 5(d) of the Plan. The provisions of this subsection 10(f) shall be applicable only to the extent required by Section 162(m) of the Code.

(15)     ADJUSTMENTS UPON CHANGES IN STOCK.

         (A) If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any calendar year pursuant to subsection 5(d), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")



                                      B10

         (B) In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then to the extent permitted by applicable law: (i) any surviving or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards (including a stock award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(b)) for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving or acquiring corporation refuses to assume such Stock Awards, or to substitute similar Stock Awards for those outstanding under the Plan, then with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall be accelerated in full prior to such event and the Stock Awards terminated if not exercised (if applicable) after such acceleration and at or prior to such event.

(16)     AMENDMENT OF THE PLAN AND STOCK AWARDS.

         (A) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

             (I) Increase the number of shares reserved for Stock Awards under the Plan;

             (II) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

             (III) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

         (B) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

         (C) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to



                                      B11

Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

         (D) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

         (E) The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

(17)     TERMINATION OR SUSPENSION OF THE PLAN.

         (A) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on January 17, 2006 which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

         (B) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

(18)     EFFECTIVE DATE OF PLAN.

         The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.





                                      B12

                                    SBE, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 19, 2002

         The undersigned hereby appoints WILLIAM B. HEYE, JR. and DAVID W. BRUNTON, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of SBE, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of SBE, Inc. to be held at 2305 Camino Ramon, Suite 200, San Ramon, California, at 5:00 p.m. local time on March 19, 2002, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

         UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE FOR DIRECTOR LISTED BELOW.

PROPOSAL 1:       To elect Ronald J. Ritchie to hold office until the 2005
                  Annual Meeting of Stockholders and until such director's successor is elected.

                  NOMINEE:          Ronald J. Ritchie

                  |_|   FOR the nominee listed     |_|   WITHHOLD AUTHORITY
                        below                            to vote for the nominee

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2 BELOW.

PROPOSAL 2:       To approve the Company's 1992 Employee Stock Purchase Plan, as amended, to increase the number of shares of Common Stock reserved for issuance under such plan by 100,000 shares.

                  |_|   FOR        |_|      AGAINST         |_|      ABSTAIN



                            (CONTINUED ON OTHER SIDE)

                           (CONTINUED FROM OTHER SIDE)

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3 BELOW.

PROPOSAL 3:       To approve the Company's 1996 Stock Option Plan, as
                  amended, to increase the number of shares of Common Stock reserved for issuance under such plan by 150,000 shares.

                  |_|    FOR          |_|     AGAINST         |_|    ABSTAIN



         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4 BELOW.

PROPOSAL 4:       To ratify the selection of PricewaterhouseCoopers LLP as
                  the Company's independent auditors for the fiscal year ending
                  October 31, 2002.

                  |_|    FOR          |_|     AGAINST         |_|    ABSTAIN



                                              Mark here for address change and
                                              note at left. |_|



                                               Dated:                     , 2002
                                                      --------------------



                                               ---------------------------------



                                               ---------------------------------
                                                         Signature(s)


                                               PLEASE SIGN EXACTLY AS YOUR NAME
                                               APPEARS HEREON. IF THE STOCK IS
                                               REGISTERED IN THE NAMES OF TWO OR
                                               MORE PERSONS, EACH SHOULD SIGN.
                                               EXECUTORS, ADMINISTRATORS,
                                               TRUSTEES, GUARDIANS AND
                                               ATTORNEYS-IN-FACT SHOULD ADD
                                               THEIR TITLES. IF SIGNER IS A
                                               CORPORATION, PLEASE GIVE FULL
                                               CORPORATE NAME AND HAVE A DULY
                                               AUTHORIZED OFFICER SIGN, STATING
                                               TITLE. IF SIGNER IS A
                                               PARTNERSHIP, PLEASE SIGN IN
                                               PARTNERSHIP NAME BY AUTHORIZED
                                               PERSON.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.